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                      SUPPLEMENT DATED SEPTEMBER 1, 1999
                                      To
                        PROSPECTUS DATED APRIL 30, 1999
                                      For
         UL 2001, a FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

  The following information supplements the UL 2001 Prospectus, dated April 30, 1999. You should keep this Supplement to the Prospectus for future reference.

  1. The parenthetical in the description of the "Mortality and Expense Risk Charge" in the "Table of Charges and Expenses" on page 4 of the Prospectus is revised as follows:

    "(but, except for Policies issued in New York, do not guarantee that we will)"

  2. The following is added after parenthetical under (iii) of the footnote under "Guaranteed Minimum Death Benefit" on page 11 of the Prospectus:

    "or to age 60 (if the insured was less than age 18 on the date the Policy was issued)"

  3. The following is added as the last sentence of the footnote under "Guaranteed Minimum Death Benefit" on page 11 of the Prospectus:

    "For Policies issued in Massachusetts, the only available duration of the guaranteed minimum death benefit is the first five Policy years."

  4. The following is added as the last sentence of the first footnote under "Optional Benefits Added By Rider" on page 14 of the Prospectus:

    "If your Policy was issued in New York and your Policy includes this rider, you may not add any other rider."

                      Metropolitan Life Insurance Company
                              One Madison Avenue
                              New York, NY 10010

E99088N6R(exp0500)MLIC-LD
UL2001 Supplement No. 1  9/99